Exhibit 10.1

Letter Agreement

UNITED STATES DEPARTMENT OF THE TREASURY

1500 PENNSYLVANIA AVENUE, NW

WASHINGTON, D.C. 20220

UST Sequence Number: 23

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary for Financial Stability

CENTERSTATE BANKS OF FLORIDA, INC.

By:	/s/ Ernest S. Pinner
Name:	Ernest S. Pinner
Title:	President, CEO, and Chairman of the Board

Date: November 21, 2008

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Exhibit 10.4 incorporated by reference

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

UST Sequence Number: 23

Company Information:

Name of the Company: CenterState Banks of Florida, Inc.

Corporate or other organizational form: Corporate

Jurisdiction of Organization: Florida

Appropriate Federal Banking Agency: Federal Reserve Bank of Atlanta

Notice Information:	James. J. Antal	John P. “Jack” Greeley, Esquire
	Chief Financial Officer	Smith Mackinnon, P.A.
	CenterState Banks of Florida, Inc.	255 S. Orange Ave.
	42745 U.S. Highway 27	Suite 800
	Davenport, Florida 33837	Orlando, Florida 32801
	Telephone: (863) 419-7750	Telephone: (407) 843-7300
	Facsimile: (863) 419-7798	Facsimile: (407) 843-2448

Terms of Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock: One thousand dollars ($1,000.00)

Number of Shares of Preferred Stock Purchased: 27,875

Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15

Number of Initial Warrant Shares: 250,825

Exercise Price of the Warrant: $16.67 per share

Purchase Price: $27,875,000.00

Closing:

Location of Closing:

Time of Closing:

Date of Closing:

Wire Information for Closing:	ABA Number: 063114030
Bank: CenterState Bank of Florida, N.A.
Account Name: CenterState Banks of Florida, Inc.
Account Number: 2004802
Beneficiary: CenterState Banks of Florida, Inc.

SCHEDULE B

CAPITALIZATION

UST Sequence Number: 23

Capitalization Date: October 31, 2008

Common Stock

Par value: $0.01 per share

Total Authorized: 40,000,000 shares

Outstanding: 12,467,815 shares

Subject to warrants, options, convertible securities, etc.: 1,211,056 shares

Reserved for benefit plans and other issuances: 111,500 shares

Remaining authorized but unissued: 26,209,629 shares

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above): None

Preferred Stock

Par value: $0.01 per share

Total Authorized: 5,000,000 shares

Outstanding (by series): None

Reserved for issuance: None

Remaining authorized but unissued: 5,000,000 shares

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

UST Sequence Number: 23

	Required[1]	% Vote Required
Warrants — Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no stockholder approvals are required, please so indicate by checking the box: ☒ .

[1]	If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

SCHEDULE D

UST Sequence Number: 23

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

SCHEDULE E

UST Sequence Number: 23

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

SCHEDULE F

UST Sequence Number: 23

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.